SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2014

TRUETT-HURST, INC.

______________

(Exact name of registrant as specified in its charter)

Delaware	333-187164	46-1561499
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4035 Westside Road, Healdsburg, CA 95448
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 707.431.4423

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2014, Truett-Hurst Inc. (NASDAQ: THST), announced its financial results for its third quarter and nine months of fiscal 2014 ended March 31, 2014.  A copy of Truett-Hurst Inc.’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report, including the press release and presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The exhibits listed below are furnished pursuant to Item 2.02 hereof and shall not be deemed “filed” under the Securities Exchange Act of 1934.

99.1       Press release issued by Truett-Hurst, Inc. on May 6, 2014.

99.2       Truett-Hurst, Inc. Third Quarter Fiscal 2014 Teleconference Presentation, dated May 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truett-Hurst Inc.

By:	/s/ James D. Bielenberg
James D. Bielenberg Chief Financial Officer

Date: May 6, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by Truett-Hurst, Inc. on May 6, 2014.

99.2	Truett-Hurst, Inc. Third Quarter Fiscal 2014 Teleconference Presentation, dated May 6, 2014.